SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 13, 2001
                                                          --------------


                        THE DUN & BRADSTREET CORPORATION
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    1-15967                     22-3725387
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      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


ONE DIAMOND HILL ROAD
MURRAY HILL, NEW JERSEY                                              07974
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (908) 665-5000
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     The  registrant's  press release dated March 13, 2001 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits.

        Exhibit No.                        Description of Exhibit
        -----------                        ----------------------

          99.1                             Press release dated March 13, 2001

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              THE DUN & BRADSTREET CORPORATION


                               By: /s/  David Lewinter
                                   ---------------------------------------------
                                   Name:  David Lewinter
                                   Title: Vice President and Corporate Secretary

Date:  March 13, 2001